EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     I, Emmanuel Hernandez, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, the Annual Report on Form 10-K of Cypress Semiconductor Corporation for the fiscal year ended December 28, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Cypress Semiconductor Corporation.

Dated: March 9, 2004

/s/ Emmanuel Hernandez
-------------------------
Emmanuel Hernandez
Executive Vice President, Finance and Administration and
Chief Financial Officer